SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C.  20549



                                    FORM 8-K


                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                April 20, 2004
                               -----------------
                Date of Report (Date of earliest event reported)


                             Para Mas Internet, Inc.
                             -----------------------
             (Exact name of registrant as specified in its charter)



                                   Nevada
                                   ------
                 (State or other jurisdiction of incorporation)


     0-30645                                              59-3383240
     -------                                              ----------
(Commission  File  Number)                              (IRS  Employer
                                                      Identification  No.)


                1337 S. Gilbert Road, Suite, Mesa, Arizona  85204
                -------------------------------------------------
           (address  of  principal  executive offices)(Zip  Code)


                                (480) 892-2189
                                --------------
              (Registrant's telephone number, including area code)

Item  8.  Change  in  Fiscal  Year.

On April 20, 2004, the registrant determined to change its fiscal year from that used in its most recent filing with the Securities and Exchange Commission. The new fiscal year end of the registrant will be December 31. The registrant will file a report on Form 10-KSB covering the transition period from June 30, 2003, to December 31, 2003.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         PARA  MAS  INTERNET,  INC.



                                         By:  /s/ Gary Whiting
                                         -----------------------------------
                                         Gary  Whiting
Date:  April  21,  2004                  Chief  Executive  Officer